                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  March 16, 2006
                                                 ------------------------------

                       Allegheny Technologies Incorporated
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        1-12001                25-1792394
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)

   1000 Six PPG Place, Pittsburgh, Pennsylvania                   15222-5479
-------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     --------------------------

                                       N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

The 2005 Annual Report of Allegheny Technologies Incorporated, which includes the Message from the Chairman, President and Chief Executive Officer dated March 2006, is available on the Company's website at www.alleghenytechnologies.com. A copy of the Message from the Chairman, President and Chief Executive Officer is attached as Exhibit 99.1.

The 2005 Annual Report and the Message from the Chairman, President and Chief Executive Officer contain forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those projected in the forward-looking statements is contained in Allegheny Technologies' filings with the Securities and Exchange Commission.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit 99.1   Message from the Chairman, President and
                        Chief Executive Officer dated March 2006.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALLEGHENY TECHNOLOGIES INCORPORATED


                                 By:  /s/ Jon D. Walton
                                      ---------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer

Dated:  March 16, 2006

                                  EXHIBIT INDEX


Exhibit 99.1 Message from the Chairman, President and Chief Executive Officer dated March 2006.